UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2008 (December 4, 2007)
Date of Report (Date of earliest event reported)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718
New York, NY 10170
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Fusion's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Fusion’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Fusion's actual results to differ from management's current expectations are contained in Fusion's filings with the Securities and Exchange Commission. Fusion undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 8.01 Other Events

On December 4, 2007, December 18, 2007 and December 19, 2007, Fusion Telecommunications International, Inc. (“Fusion”) borrowed an aggregate of $540,000 from two of its directors, Philip Turits (as to $290,000) and Marvin Rosen (as to $250,000).  The loans are evidenced by promissory notes that are payable in 24 equal monthly installments of principal and interest (at the rate of 10% per annum) commencing January 4, 2008; provided that the lenders have the right to demand payment of all unpaid principal and interest at any time after December 4, 2008.  The Company’s obligations under the notes are collateralized by a security interest in the Company’s accounts receivable.   The proceeds of the loans will be used for the settlement of certain capital lease obligations.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibit

99.1	Form of promissory note issued in transaction described in item 8.01 of form 8K filed on January 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

January 31, 2008	By:	/s/ Matthew D. Rosen
Matthew D. Rosen
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Form of promissory note issued in transaction described in item 8.01 of form 8K filed on January 31, 2008